UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2006

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On February 24, 2006, Cisco Systems, Inc. (the “Company”) completed its acquisition of Scientific-Atlanta, Inc. (“Scientific-Atlanta”), as further described in Item 2.01 below. Effective upon completion of the Company’s acquisition of Scientific-Atlanta, the Company’s Board of Directors (the “Board”) adopted the Cisco Systems, Inc. SA Acquisition Long-Term Incentive Plan (the “Acquisition Plan”). The Acquisition Plan, which constitutes an assumption, amendment, restatement and renaming of the 2003 Long-Term Incentive Plan of Scientific-Atlanta, was adopted by the Board on January 31, 2006, contingent and effective upon the closing of the Company’s acquisition of Scientific-Atlanta.

The Acquisition Plan provides for the grant of stock options (both nonstatutory and incentive stock options), stock grants, stock units and stock appreciation rights to employees of the Company and its subsidiaries and affiliates who (i) had been employed by Scientific-Atlanta or its subsidiaries on or after the effective time of the merger and (ii) were not employed at the effective time of the merger by the Company or the subsidiaries of the Company (other than Scientific-Atlanta or its subsidiaries acquired by the Company in the merger). An aggregate of 17,587,049 shares of the Company’s common stock (including 2,760,006 shares subject to issuance upon the exercise of outstanding stock options assumed by the Company upon its acquisition of Scientific-Atlanta) have been reserved and are available for issuance under the Acquisition Plan on a discretionary basis, subject to limitations set forth in the Acquisition Plan.

The Acquisition Plan terminates on November 7, 2013, although awards outstanding at that time will survive until their respective expiration dates.

The foregoing description of the Acquisition Plan is qualified in its entirety by reference to the Acquisition Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 24, 2006, pursuant to a definitive merger agreement dated November 18, 2005 (the “Merger Agreement”) by and among the Company, Scientific-Atlanta and a wholly-owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with Scientific-Atlanta, which became a wholly-owned subsidiary of the Company (the “Merger”). Pursuant to the terms of the Merger Agreement, the Company paid a cash amount of $43.00 per share for each outstanding share of Scientific-Atlanta common stock. In addition, the Company assumed Scientific-Atlanta’s stock options which were outstanding immediately prior to the effective time of the Merger.

The foregoing description of the Merger Agreement (including the description of the consideration paid in connection with the Merger) is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Cisco Systems, Inc., Columbus Acquisition Corp. and Scientific-Atlanta, Inc. (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-05517) filed November 21, 2005) †

10.1	Cisco Systems, Inc. SA Acquisition Long-Term Incentive Plan (amends and restates the 2003 Long-Term Incentive Plan of Scientific-Atlanta), including related form agreements (incorporated by reference to Exhibit 99.4 to Form S-8 (File No. 333-132050).

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Cisco Systems, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: March 2, 2006	By:	/s/ Betsy Rafael
	Name:	Betsy Rafael
	Title:	Vice President, Corporate Controller, and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Cisco Systems, Inc., Columbus Acquisition Corp. and Scientific-Atlanta, Inc. (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-05517) filed November 21, 2005) †

10.1	Cisco Systems, Inc. SA Acquisition Long-Term Incentive Plan (amends and restates the 2003 Long-Term Incentive Plan of Scientific-Atlanta), including related form agreements (incorporated by reference to Exhibit 99.4 to Form S-8 (File No. 333-132050).

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Cisco Systems, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.